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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1997

                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                           0-21802            34-1741211
 (STATE OR OTHER JURISDICTION              (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)                    FILE NUMBER)      IDENTIFICATION NO.)

               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                                 43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374


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ITEM 5.         OTHER ITEMS

         a.) On September 9, 1997, N-Viro International Corporation ("the Company") executed a Subscription Agreement with Gregory Meyer, to purchase 42,000 unregistered shares of N-Viro International Common Stock for $1.75 per share, incorporated by reference herein as Exhibit 1.

         b.) On September 23, 1997 the Company executed a Stock Purchase Agreement with Heartland Limited Partnership I, a Wisconsin Limited Partnership, to purchase 158,000 unregistered shares of N-Viro International Common Stock for $1.75 per share, incorporated by reference herein as Exhibit 2.

         c.) On September 23, 1997 the Company executed a Registration Rights Agreement with Heartland Limited Partnership I, a Wisconsin Limited Partnership, in connection with the sale referenced above in b.) above, 120,000 shares of N-Viro International Common Stock, incorporated by reference herein as Exhibit 3.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       October 8, 1997                By:      /s/ James K. McHugh
       -----------------------------                 -------------------
                                                     James K. McHugh
                                                     Chief Financial Officer